Intangible assets, net - Estimated amortization expense (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Future amortization of intangible assets
2025	¥ 14,612
2026	11,182
2027	6,825
2028	5,394
2029	5,146
Thereafter	11,375
Total	¥ 54,534	$ 7,471	¥ 122,645